Filed under Rule 497(e) and Rule 497(k)

Registration No.: 002-83631

VALIC COMPANY I Asset Allocation Fund (the "Fund")

Supplement dated October 8, 2020 to the Summary Prospectus and Prospectus

each dated October 1, 2020, as supplemented and amended to date

At a meeting held on August 3-4, 2020 (the "Meeting"), the Board of Directors (the "Board") of VALIC Company I ("VC I") approved the termination of PineBridge Investments LLC ("PineBridge") as the subadviser to the Fund and approved the appointment of J.P. Morgan Investment Management Inc. ("JPMIM") as the subadviser to the Fund. The Board also approved certain changes to the Fund's investment objective and principal investment strategies and techniques. In addition, Fund management has determined to change the Fund's benchmark index against which the Fund compares its performance. The Fund intends to file an amendment to its registration statement with the Securities and Exchange Commission ("SEC") reflecting the changes to the Fund's subadviser, investment objective, principal investment strategies and techniques, benchmark index and corresponding changes to the Fund's risks. This filing will be subject to review by the SEC and is expected to become effective on or about January 8, 2021 (the "Effective Date").

The Fund currently seeks maximum aggregate rate of return over the long-term through controlled investment risk by adjusting its investment mix among stocks, long-term debt securities and short-term money market securities. The Fund is an asset allocation fund, and PineBridge utilizes an asset allocation model to help it decide how to allocate the Fund's assets. Based on the model, PineBridge normally allocates the Fund's assets approximately according to the following asset classes: 55% to common stocks and equity securities; 35% to intermediate- and long-term bonds; and 10% to high quality money market securities. Currently, the Fund's equity assets generally consist of large-cap common stocks. The Fund's fixed income assets generally consist of investment grade corporate debt securities and U.S. Government securities. The Fund may also invest up to 40% of its assets in foreign securities and may use forward foreign currency exchange contracts to hedge against movement in the value of foreign currencies. The Fund tries to perform better than a blend of three market sectors measured by the S&P 500® Index, the Bloomberg Barclays U.S. Aggregate Bond Index and the FTSE Treasury Bill 3 Month Index.

As of the Effective Date, the Fund will seek total return. The Fund will attempt to achieve its investment objective by investing in a diverse combination of equity and fixed income investments. Under normal circumstances, the Fund intends to invest approximately 60% of its assets in equity securities and approximately 40% of its assets in fixed income securities. The equity securities in which the Fund primarily intends to invest include common stocks of large and medium capitalization U.S. companies included in the S&P 500® Index. In managing the equity portion of the Fund, JPMIM will employ a three-step process that combines research, valuation and stock selection. The fixed income securities in which the Fund intends to invest include corporate bonds, U.S. treasury obligations, including treasury coupon strips and treasury principal strips, and other U.S. government and agency securities, and asset-backed, mortgage-related and mortgage-backed securities included in the Bloomberg Barclays U.S. Aggregate Bond Index. The Fund will invest only in fixed income securities that are investment grade at the time of purchase and may invest in fixed income securities of any maturity or duration. In choosing fixed income securities, JPMIM will buy and sell securities and investments for the Fund based on its view of individual securities and market sectors. JPMIM is value oriented and will make decisions to purchase and sell individual fixed income securities and instruments after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, duration, liquidity, legal provisions and the structure of the transaction. With respect to its equity and fixed income allocations, the Fund may invest in derivatives, such as futures contracts.

The Fund currently compares its performance against a blended index comprised of 55% S&P 500® Index, 35% Bloomberg Barclays U.S. Aggregate Bond Index and 10% FTSE Treasury Bill 3 Month Index. As of the Effective Date, the Fund will compare its performance against a blended index comprised of 60% S&P 500® Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index.

At the Meeting, the Board approved a new Subadvisory Agreement (the "New Subadvisory Agreement") between The Variable Annuity Life Insurance Company ("VALIC"), the Fund's investment adviser, and JPMIM with respect to the Fund, which will become effective on the Effective Date. The Board also approved an Advisory Fee Waiver Agreement between VALIC and VC I, on behalf of the Fund, which will become effective on the Effective Date. Under the Advisory Fee Waiver Agreement, VALIC has contractually agreed to waive its advisory fee through September 30, 2022, so that the fee payable by the Fund to VALIC equals 0.45% on the first $300 million of the Fund's average monthly net assets, 0.425% on the next $200 million of the Fund's average monthly net assets and 0.40% on average monthly net assets over $500 million.

The Board has the authority, pursuant to an exemptive order granted by the SEC, to enter into subadvisory agreements without a shareholder vote under certain conditions. A notice will be sent to shareholders with information on how to access an Information Statement that will include information about JPMIM and the New Subadvisory Agreement and the Advisory Fee Waiver Agreement.

Once the changes to the Fund's investment objective, investment strategies and techniques, and benchmark index become effective, an updated summary prospectus reflecting these changes will be mailed to shareholders of the Fund. The updated summary prospectus will include additional information about the changes to the Fund's investment objective, principal investment strategies and techniques, benchmark index and risks. Please read the summary and prospectus carefully.

Capitalized terms used herein but not defined shall have the meanings assigned to them in the

Summary Prospectus or Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.